As filed with the Securities and Exchange Commission on 7/10/06
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05684
Alpine Equity Trust
(Exact name of registrant as specified in charter)
615 East Michigan Street
3rd Floor
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577
(Name and address of agent for service)
1-888-785-5578
Registrant’s telephone number, including area code
Date of fiscal year end: 10/31/2006
Date of reporting period: 4/30/2006

Item 1. Report to Stockholders.
Real Estate Funds

Alpine U.S. Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine International Real Estate Equity Fund
This material must be preceded or accompanied by a current prospectus.

Table of Contents

Alpine’s Investment Outlook	1

Fund Manager Reports

Alpine U.S. Real Estate Equity Fund	4

Alpine Realty Income & Growth Fund	8

Alpine International Real Estate Equity Fund	14

Schedules of Portfolio Investments	17

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	28

Notes to Financial Statements	31

Additional Information	36

Dear Investor,

We are pleased to present the Alpine Mutual Funds Semi-Annual Report for the period ending April 30, 2006. We typically write these reports a month after the ending period. This year, it has given us a broad perspective on the significant global market sell-off which began on May 10th when newly elected Federal Reserve Chairman Bernanke chose to reemphasize his inflation-fighting commitment. This was followed later in the month by the expected Federal Reserve interest rate increase and then a globally coordinated 25 basis point increase by the European Central Bank, as well as South Korea and India. Other countries have also followed this lead. In turn, equity markets tumbled dramatically as risk premiums were considered too low if the central banks were to continue a coordinated pattern of rising interest rates, which might lead to an economic slow down and hence, reduced corporate profitability.
The equity markets were probably too buoyant in their rapid rise earlier this year and perhaps overly pessimistic in the recent contraction, as is often the case. Our view is that the capital markets are in the midst of a mid-cycle correction, similar to those experienced in 2004 and early 2005. This often occurs after the central banks have succeeded in elevating economic activity following a recession. They provide significant financial liquidity at low cost, and then gradually withdraw that liquidity in order to find a balance between growth and inflation. We judge that the Federal Reserve is nearing the end of this second phase in the mid-cycle correction, and that over the next year we will see the Federal Reserve again adjust rates when it reevaluates the long-term trajectory of the economy. We believe that the Federal Reserve will conclude its extended cycle of interest rate increases this summer, and may likely find it necessary to reverse course and reduce rates for 2007.
The recent equity market sell-off has been the market’s correction when global liquidity for equities become constrained. This reflects the short-term influences of a transient shift in investor sentiment less than the fundamental prospects for either the economy and the equity markets over the next few years. Currently, the equity markets are obsessed by Federal Reserve activity, although one or two more increases on top of 17 prior moves strike us as marginal adjustments rather than significant directional trends. However, the market is rightly concerned about the strength of consumer spending in light of declining consumer confidence expectations for the future and the progressive impact of rising interest rates on looming mortgage resets over the next 24 months. Any uncertainty is compounded by historically low confidence ratings for our government’s leadership or capacity to enact meaningful change. Obviously, this has been significantly eroded by both the war in Iraq and the post-Katrina rebuilding debacle.
Even though business hiring has been solid, corporate capital spending plans remain below expectations. From a global perspective, significant concerns include increased tendencies of Latin American governments to nationalize internationally controlled businesses, simmering wars and conflicts in Africa and Asia, ongoing stalemates between North Korea and Iran and their neighbors, as well as festering instability between Israel and its Palestinian neighbors. The threat of terrorism still looms in the background. On the positive side of the ledger, global growth should be supported by a number of developments. There is still the promise of increased long-term stability and growth in Latin America, and the gradual revival of both domestic demand and investment in exporting industries in Japan. Prospects are good for modestly improving business conditions in Europe, and the great potential of the world’s emerging juggernauts of China and India. Overall, the promise of continued economic growth throughout the world should translate into corporate earnings growth, both at home and abroad.
While this economic cycle shares many similarities in its broad outline with the prior one, a number of important factors may differentiate its shape and duration. During the period following the 1995 rate rise, corporate spending significantly increased through the year 2000 as significant capital expenditures on new technologies and the capacity to produce them was buoyed by the venture capital phenomenon of the late 90’s. In 2006, business capital expenditures have grown by low to mid teen percentages, but not nearly as dynamic as many expected. Businesses are still more inclined to maximize efficiency and profitability of existing operations than to invest in expanding their business model. As a result, most business balance sheets are flush with cash, bank borrowing tends to be less significant than in prior cycles and rising interest rates are having less impact on business decision making. It should be noted that globalization is also an important factor, particularly in terms of the relative cost restraints on production. This, too, influences business managers’ investment decisions.
Our overall assessment of the economy’s prospects and of the equity markets potential will in part be determined by whether we do see stable interest rates with perhaps a bit of a yield curve incorporated and modest growth in corporate cash flows and earnings. We suspect that the S&P 500 valuations are broadly fair at current levels, however, it is uneven and the market has, as always, underpriced certain business potential and paid too much for other companies’ growth potential.
With the economy in transition, it is fruitful to assess changes which may lie ahead. As we look out over the next few years, Alpine believes that the dollar could weaken, partly in response to the high current account deficits. High corporate cash flow should be reduced by rising dividend yields, continued capital expenditure and merger and acquisition (M&A) activity. Second quarter earnings projections are for about 12 1/2% growth in comparison to the 14% growth rate enjoyed by the S&P 500 in the first quarter. We believe that 2007 will feature corporate earnings growth rates reduced from current levels. Market valuation is already factoring this in and could react positively if renewed growth into 2006 is perceived. We believe that the Federal Reserve is fully aware of the potential impact that rolling mortgage payment resets will have in 2007 when hybrid and adjustable rate mortgages come up for adjustment to current interest rate levels. The resulting “sticker shock’’ could be significant for many households and might lead to both a reduction in net household income as well as a decline in domestic consumption. We believe the Federal Reserve is currently moving interest rates above the so called “neutral level’’ in order to, if needed, slow the economy down quickly enough so that they can actually reduce interest rates modestly as the economy enters the peak of this mortgage reset period in mid 2007. Even though the equity markets will no doubt be cautious as to the ultimate strength of the economy in 2007, lower interest rates would be a positive factor for the markets which could perform reasonably well over the next 18 to 24 months.
We look forward to reviewing our assumptions with you in our next letter to shareholders as we evaluate conditions at that time as well as investment prospects for the near future.
Thank you for your interest and support.
Sincerely,
Samuel A. Lieber
President, Alpine Mutual Funds

The information provided herein represents the opinion of Samuel A. Lieber and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.
A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).
The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You cannot invest directly in an index.
Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.
Quasar Distributors, LLC, Distributor (06/06)

Equity Manager Reports

Alpine U.S. Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine International Real Estate Equity Fund

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.
Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.
The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Wilshire Real Estate Securities Index, the Lipper Real Estate Funds Average and the S&P 500 Index are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/06 (Unaudited)

						Since Inception
	6 Months(1)	1 Year	3 Year	5 Year	10 Year	(9/1/1993)

Alpine U.S. Real Estate Equity Fund	8.56%	8.53%	34.42%	25.40%	18.41%	16.65%

Wilshire Real Estate Securities Index	16.60%	29.13%	30.55%	21.25%	15.82%	13.73%

S &P 500 Index	9.64%	15.42%	14.68%	2.70%	8.94%	10.56%

Lipper Real Estate Funds Average	16.20%	26.70%	28.49%	20.66%	15.64%	13.16%

Lipper Real Estate Fund Rank	N/A (1)	239/243	9/165	5/28	2/35	1/7

(1)	Not annualized. The NASD does not recognize rankings for less than one year.

Alpine U.S. Real Estate Equity Fund

Commentary

For the six-month period ended April 30, 2006, The Alpine U.S. Real Estate Equity Fund produced a total return of 8.56%. This lagged the S&P 500 Index total return of 9.64%, and the benchmark Wilshire Real Estate Securities Index return of 16.60%. Relevant points of comparison for this period are the Morgan Stanley REIT Index (15.56%), the S&P Supercomposite Hotel Index (13.18%) and the S&P Supercomposite Homebuilder Index (–4.77%). Even though the Fund’s strong long-term performance record for three, five or ten years since its inception as documented on the opposite page has included other periods of underperformance, they have always proved to be transitory. We believe a similar scenario may play out over the next few quarters for this Fund. We believe the portfolio is not only cheap in terms of price in relation to book value, cash flow, or normalized future earnings, but also with regard to medium-term growth prospects.
The five largest holdings illustrate where we see growth and value opportunity:
(1) Orient-Express Hotels has assembled a portfolio which includes world-class luxury boutique hotels which appeal to high-end worldwide tourist demand. From hillsides overlooking Florence, the Amalfi Coast, Capetown, Santa Barbara and Machu Pichu; the city centers of Madrid, St. Petersburg, Rio de Janeiro and
Charleston; and seasides of St. Martin, the Maya Riviera, Madeira and Venice; this portfolio achieves top room rates in its hotels. Seventy percent of the revenue comes from abroad.
(2) Hilton Hotels is now generating 30% of its revenue from abroad, and this should grow over the next five years. Iconic properties such as the Waldorf Astoria in New York and the Hilton Hawaiian Village in Honolulu should continue as the focal point of major brands expansion, ranging from Hampton Inn to a new luxury Waldorf brand, including Scondid and Conrad chains abroad. Major U.S. hotel companies are emphasizing their evolution to an asset-light, management fee driven, high return-on-equity business model which will become increasingly global.
(3) Technical Olympic USA is homebuilder which has significantly expanded its focus on Florida to become one of that state’s biggest builders. However, over the near term most of its revenue will come from other states, with the expected potential for 70% from Florida in future years.
(4) Toll Brothers has established itself as one of the nation’s best known high-end production homebuilders. With an average sales price of roughly $700,000 vs. $220,000-$300,000 for most builders, Toll is a dominant brand with considerable franchise value, as well as a large low-cost land bank.

Alpine U.S. Real Estate Equity Fund

(5) Lennar Corp. is one of the country’s largest homebuilders. More important has been its emphasis on buying large, irreplaceable, land holdings near major cities which are complex and expensive to prepare for development. In addition to its land development profits, Lennar is able to assure its supply of lots for homes near Los Angeles (Newhall Ranch), San Francisco (Treasure Island), and New York City (Rosedale portfolio along the Hudson River). It too has an undervalued land bank.
Commercial property values
Commercial property has benefited significantly from the boom in residential real estate. Residential land values have often surpassed the land value for office buildings and shopping centers. In certain circumstances, property originally intended to be developed for commercial use has been set aside or developed as either residential apartments or condominiums, absorbing potential commercial development sites and, thus, reducing the future pipeline. In turn, this has given buyers greater confidence in their rent projections due to rising replacement costs, which helps to justify current record high prices and low yields. Apartment rents have achieved the fastest trajectory, although the rate of growth in net operating income will probably peak and slow after this year. With regard to publicly traded share prices, the pricing of many apartment REITs more than reflects potential growth over the near term.
Office property rents rise
Office properties should enjoy rising rental rates in many cities over the next three to five years. For investors with a three to five year time horizon, office property REITs have good dividend growth potential, yet most office REITs are fairly valued. Hotel stocks, however, offer considerable value in our estimation with regard to not only their fundamental supply and demand level (which should remain favorable for at least two or three more years), but also the relative pricing which appears to be some 20% cheaper than other property types. In part, this reflects historic revenue volatility but we believe that such volatility should be a moot issue for at least the next four or five years. At the end of the fiscal semi-annual period, the portfolio was weighted 37% in hotels and this was subsequently increased during the month of
May. We remain optimistic about the prospects for the sector.
Homebuilder stocks
Homebuilder stocks accounted for 55% of the portfolio on April 28, and were reduced significantly beginning in early May. From March 2000 through July 2005, the S&P Supercomposite Homebuilder Index gained 853%. Recently, in less than 10 months, the sector fell 27.1% through the end of April. Subsequent to the fiscal period, the Index fell further, as demand sharply deteriorated to 2003 levels even though the economy is still running at a relatively solid pace. It is too early to tell if this is anomalous or a new trend. If we are correct that the industry is in the process of stabilizing at trough earnings levels, which equate to 2004’s then record performance, this could produce a base for future growth, stimulating significant upward multiple revaluation with significant capital appreciation potential for the portfolio’s homebuilders shares. We trace the bulk of the Fund’s recent underperformance to last September and October. We elected to hold the generally long-term positions in the homebuilding group. Our view was that with valuations of price earnings multiples of one-third to one-half of the general market, these industry leaders would prove profitable long-term investments because of favorable demographics and consumer earning power.
Consumer confidence after Katrina
The short-term decline in consumer confidence following the Katrina debacle, had a greater impact on the housing market than we at first perceived. A 26% decline in S&P Supercomposite Homebuilding Index from its peak levels in last July through its low point in late October was the initial blow. The Index of builders shares then rallied into January in response to companies’ strong year-end backlogs combined with relatively strong mortgage application data. However, the Supercomposite Index quickly fell from January highs back to the October levels as the seasonal spring selling season did not register improvements in year-end buying patterns. Subsequent to the end of the fiscal period under review here, the sector took another fall during the distress in the equity markets after the new Federal Reserve Chairman Bernanke signaled a hawkish tone on inflation. The weakness in builders also reflects a

Alpine U.S. Real Estate Equity Fund

significant decline in traffic patterns registered in May, with a steep fall in consumer expectations data, as measured by the University of Michigan Consumer Attitudes survey. Although not as bleak as the post-Katrina months, the survey levels are lower than the months surrounding the March, 2003 invasion of Iraq. We had been expecting the weaker demand as adjustment of homebuyer expectations from paying the offered price or higher to revert towards a normal bid offer spread of about 5%–10%. However, during the month of May general economic uncertainty pushed many potential buyers to the sidelines. This meant that some move-up buyers could not sell their old home to buy another, so sales slowed and inventories sat on the market longer, inflating perceived supply overhang. So far, this is a normal cooling cycle, but the precipitous fall in May bears watching.
Balance sheet strengths
In our discussions with many of the builders, it is clear that there are effectively two camps in terms of response to the recent decline in activity. Those builders with strong balance sheets and confidence in their land positions and their competitive product are generally holding the line on pricing. Builders with more extended balance sheets, higher totals of completed homes with no buyers (so called spec inventory) have felt compelled to reduce prices or offer upgraded features and finishes in order to move their product. Most of the public builders, however, have balance sheet strength to weather an extended period of slow sales and have focused on aligning their land inventories and community opening schedules with the current sales pace trends.
Our view is that the housing market will stabilize either in the early Fall or by the first quarter of next year, in response to both a combination of the Federal Reserve’s culmination of interest rate increases and better clarity on home price trends. We do not expect nationwide prices to drop after forced sellers, such as speculative investors, are cleared from the market place. This summer may represent an optimum time to be a home buyer in soft markets. Indeed, if we are correct that home prices do stabilize at or near current levels over the next few months, then we would expect to see significant multiple expansion and thus price appreciation of the homebuilding stocks as the market will be investing with an eye toward revenue and earning growth over the following few years. The only caveat to our forecast would be the unlikely event of a recession in the next 12 months.
To summarize, we believe the portfolio offers significant value and dramatic upside potential. The portfolio is built for economic growth and is positioned to benefit from a more “neutral’’ Federal Reserve policy. Fears of inflation appear overblown, as are concerns of a severe slowdown. We very much appreciate your support through this volatile period.
Sincerely,
Samuel A. Lieber
Portfolio Manager

Past performance is no guarantee of future results.

Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The MS Reit Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. Standard and Poor’s Supercomposite Hotels Index is a market capitalization-weighted performance index of listed lodging and cruise line companies. Standard and Poor’s Supercomposite Homebuilding Index is a market capitalization weighted performance index of publicly traded homebuilding companies. One cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets. Return on Equity is a measure of a corporation’s profitability.

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.
Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.
The Morgan Stanley REIT (“RMS’’) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley REIT Index, the Lipper Real Estate Funds Average and the S&P 500 Index are unmanaged and do not reflect fees associated with a mutual fund, such as investment advisor fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/06 (Unaudited)

					Since Inception
	6 Months(1)	1 Year	3 Year	5 Year	(12/29/1998)

Alpine Realty Income & Growth Fund	15.68%	22.39%	26.27%	21.68%	20.16%

Morgan Stanley REIT Index	15.56%	26.77%	28.50%	20.75%	17.26%

S&P500 Index	9.64%	15.42%	14.68%	2.70%	2.30%

Lipper Real Estate Funds Average	16.20%	26.70%	28.49%	20.66%	17.41%

Lipper Real Estate Fund Rank	N/A (1)	191/243	127/165	37/128	5/92

(1)	Not annualized. The NASD does not recognize rankings for less than one year.

Alpine Realty Income & Growth Fund

Commentary

The Alpine Realty Income & Growth Fund produced a total return of 15.68% during the six-month period that ended April 30, 2006. Net asset value per share increased to $24.58 from $21.11. The Fund made a quarterly income distribution of $.225 and a long term gain distributions of $.3001 on December 22, 2005 and another $.21 income distribution on March 27, 2006. The Fund’s performance compares to the 15.56% return of the Morgan Stanley REIT Index (“RMS Index’’) and the 9.64% return of the S&P 500 Index (“S&P’’). Since its inception on December 29, 1998 through April 30, 2005, the Fund has produced a cumulative total return to shareholders of 284.53%, which equates to a 20.39% annualized return. The table on the left presents the Fund’s returns for the latest one-year, three-year, five-year, and since inception periods relative to the RMS Index and the S&P.
The returns delivered by REIT securities during the semi-annual period represent a continuance of the strong performance for the group since early 2000. In our view, the latest period of returns were driven by improving property level fundamentals, continued large capital flows into the real estate asset class, and some liquidity fueled speculative influences, all of which drove valuation measures through historic record levels. It is the improving property fundamentals which we will discuss first in this report.
Strength in economy drives improvements in real estate fundamentals
In particular, strength in the U.S. economy, reflected in both employment gains and increased corporate spending, continued to drive improvements in the commercial real estate markets during the period. Though GDP growth dipped to a 1.7% rate in the fourth quarter of 2005, the economy rebounded and demonstrated above trend expansion during the first three months of 2006 (+4.8%). Companies added nearly 600,000 jobs during the first quarter and continued to increase their utilization of office property and warehouse/distribution facilities. During the same time, the consumer remained resilient. Despite elevated energy costs and diminished refinancing opportunities, consumer spending stayed at levels higher than most pundits anticipated and consumer confidence, as measured by the Conference Board, trended steadily higher reaching 109.6 in April 2006, its highest level since May 2002. While we anticipate that the past months’ higher interest rates, energy costs, and international tensions will ultimately impact confidence and spending, consumer behavior has to date kept retailers healthy and retail property owners prosperous. Meanwhile, apartment landlords have benefited from improved demand for their rentals, driven by relatively high levels of employment and decreasing home affordability. Finally, with land costs elevated by residential demand, material costs increased by surging commodity costs, and labor

Alpine Realty Income & Growth Fund

availability pressured, new supply growth for most property types remains constrained and significantly below average levels. As a result, the commercial real estate recovery that began on the east and west coasts is now evident in many markets across the country and is occurring in virtually every property type.
Office market occupancies continued their improvement with national vacancy rates declining for the eighth straight quarter to approximately 13.6% as of March 31, 2006, down from 13.9% at the end of 2005 and 16.0% at the end of 2004 according to CB Richard Ellis. Landlords, particularly in the strongest markets of southern California, metropolitan Washington, D.C., and New York City where overall vacancy rates are below 10% (and significantly lower for Class A space), have regained pricing power and are reducing concessions and increasing asking rents. After years of experiencing declines in revenues when each successive lease that was written during earlier boom years was renewed or released at lower rents, the inflection point for landlords achieving prospective cash flow growth is finally at hand in numerous markets. Though many regions continue to face challenging conditions and several office REITs still have embedded rent rolldowns in their portfolios, improving fundamentals helped office-owning REIT entities to produce above average relative returns during the semi-annual period. The Fund’s holdings in Boston Properties (+29.59%) and Vornado Realty Trust (+21.45%) achieved the strongest results, followed by Reckson Associates (+18.41%) and Maguire Properties (+15.93%), all benefiting from their east and west coast concentrations and Boston Properties benefiting from inclusion in the S&P on the last day of March.
Industrial real estate is also benefiting from increased tenant demand. Though particular strength is occurring in regions tied to global trade, including submarkets in Los Angeles and New Jersey, national vacancy rates reflect tightening market conditions with rates having decreased from 10.7% as of March 31, 2005 to 9.9% as of the end of the first quarter of 2006 according to CB Richard Ellis. Corporations are interested in improving their supply chain management and this continues to provide new investment and/or fee opportunities for companies able to deliver new facilities both in the U.S. and internationally for their customers. The Fund’s two industrial REIT holdings, ProLogis and AMB Property, are gaining a significant source of earnings growth from developing modern distribution facilities in Europe, Mexico, and Asia where development margins tend to be wider than in the U.S. Using local development partners, these companies are building new warehouses, contributing such facilities into funds in which they maintain a minority interest, and then deriving asset management and other additional fee income. In the latest period, ProLogis and AMB produced total returns of 18.71% and 15.19%, respectively.
Operating fundamentals for retail properties remained solid during the latest period, though stock performances of retail landlords were mixed. Despite positive low double-digit percentage releasing spreads, historically low tenant bankruptcies, and healthy demand from new retailing concepts, regional mall owning companies’ returns, on average, lagged broader REIT indices during the period, outperforming through the end of 2005 but then not keeping pace with overall REIT averages as well as their shopping center brethren through the end of the period. While the Fund’s two largest shopping center owning company investments, Developers Diversified and Kimco Realty, delivered very strong results of 24.52% and 27.69%, respectively, the returns of the Fund’s significant regional mall focused holdings, Simon Property Group (+16.49%), General Growth Properties (+12.43%), The Macerich Company (+16.24%), CBL Associates (+9.67%), and The Mills Corp. (-38.87%) on average held back overall Fund results. Mills accounted for the largest singular negative impact on overall performance during the period. Market uncertainty regarding Mills’ control of its complicated financial structure and ambitious development pipeline pushed Mill’s stock valuation significantly below what we believe is the inherent value of its real estate.
Lodging fundamentals remained robust during the period as the recovery that was led two years ago by leisure demand is now being propelled by the individual business traveler and group segments. Revenue per available room (“REVPAR’’), after gaining over 10% in the 4th quarter of 2005, continued at a 9.7% pace in the first quarter of 2006 and, with occupancies in general having already recovered, most of the REVPAR improvement is coming from achieving higher rates. As a result, hotel companies are gaining strong operating margin growth and thereby profitability, as reflected by Starwood Hotels’ 300 basis points and Marriott’s 230 basis points of year-over-year operating margin improvement for their respective North American hotel portfolios in the first quarter of 2006. With limited new competitive supply additions on the horizon, hotel companies remain bullish about business prospects for 2006 and into 2007. During the period, exceptional returns were delivered by the Fund’s lodging REIT holdings. Felcor Lodging Trust, buoyed by continued strength in

Alpine Realty Income & Growth Fund

markets benefiting from hurricane displaced business such as Houston, returned 47.58% while DiamondRock Hospitality, Sunstone Hotel Investors, and Host Hotels & Resorts (formerly Host Marriott) returned 32.07%, 31.1%, and 26.82%, respectively. Also providing positive results were the Fund’s larger non-REIT lodging investments including Starwood (+23.95%), Hilton Hotels (+38.99%), and Marriott (+22.94).
The apartment sector had perhaps the strongest acceleration in operating fundamentals of all the property types. While the California, Washington, D.C., New York, and southern Florida markets have been strong for some time, numerous other markets across the nation have rebounded as nationwide employment picks up, allowing landlords to increase occupancies, reduce concessions, and obtain higher rents. United Dominion Realty, an owner of a national portfolio of properties, reported positive net operating income growth in the first quarter of 2006 in 25 of 32 markets in which it operates and 6.6% growth overall. During the semi-annual period, United Dominion returned 25.77% while other owners of national portfolios, Equity Residential and Apartment Investment & Management, returned 16.71% and 20.04%, respectively. Apartment company investments with more geographically focused portfolios also had strong quarters with BRE Properties (+24.67%), Archstone-Smith Trust (+22.91%), Essex Properties (+23.39%), and Home Properties (+32.51%) all delivering exceptional returns.
Merger & privatization activity remains robust
While improving fundamentals in the apartment and other property sectors played a very significant role in driving REIT returns, investor speculation regarding takeover and privatization activity also clearly contributed, in our view, to many stock valuations reaching record levels. As we wrote about in our October 31, 2005 report, the abundance of both debt and equity capital has led to a very active market for public real estate company mergers and privatizations. During 2005, ten separate transactions aggregating over $31 billion in total value were announced, with eight of the ten transactions being privatizations, typically at minimum mid-teens premiums to pre-announcement trading prices, and five of those occurring within a relatively condensed 60 day period at the end of the year. As a result, rumor and speculation regarding the next potential candidates gained momentum at the end of 2005 and carried into 2006. Such speculative buying only increased as one of the late 2005 transactions, the privatization of an apartment REIT, Town & Country Trust, led by
Onex Real Estate and a Morgan Stanley fund, became subject to a bidding war. That price competition ended two months later in February 2006 after the initial takeout price was pushed up by an additional 18.6%. Five more transactions (four going-private, one public to public company merger) aggregating an additional $20.9 billion were announced from January 30, 2006 through March 21, 2006. Thus, the real estate securities market, already responding to a positive fundamental improvement story, had a continual supply of new fuel to keep the return fire burning bright! Stocks benefited from takeover proceeds being recycled back into other real estate companies as well as new capital chasing the momentum and takeover activity in the group. Meanwhile, the Fund benefited from the privatizations of its holdings in Arden Realty, La Quinta Corp., and Town & Country Trust and the public company purchase of Prentiss Properties.
The active merger and acquisition market in real estate stocks is noteworthy on several levels. First, it speaks towards managements’ belief that the premium prices that private capital is willing to pay are significantly in excess of what that companies might be able to achieve and sustain in the public market in the foreseeable future. Indeed, common elements of several of the target REITs were below average earnings growth rates and low probabilities of raising or even covering their dividend distributions with operating cash flow in the near term. We also believe managements inevitable saw, in some instances, opportunities to (i) be free from Sarbanes-Oxley restrictions, (ii) have higher incentive compensation structures than the public markets might allow, and (iii) avoid the intense quarterly results spotlight of the public market. Meanwhile, private capital saw opportunities to buy a collection of assets, harvest some value immediately, be patient with other assets, and focus on maximizing total returns without regard to pleasing the Street with regard to quarterly earnings targets.
The privatization activity also speaks to the capital advantage which private funds have had and continue to have relative to public REITs and the potential impact this phenomenon might have on the size of the public REIT market. In the 1990s, companies operating in the public markets had a significantly lower cost of capital than their more liquidity constrained private market constituents. As a result, public companies used that advantage to be active acquirers of assets from the private market and many companies entered the public market through IPOs. In contrast, today private entities not only have huge stockpiles of institutional equity, looking to add real

Alpine Realty Income & Growth Fund

estate to their portfolios for yield and diversification benefits, but also have the ability to use significantly higher levels of debt than the public markets afford REIT entities. With debt capital priced at historically low levels, private entities clearly are experiencing cost of capital advantages. As a result, these entities have been willing to pay premium prices for individual properties as well as collections of assets, including entire public companies. Numerous public REITs, priced out of the acquisition markets and thereby unable to grow earnings through asset base expansion, have sold individual assets or decided to exit the public market entirely.
Private market transactions impacting public real estate pricing
Meanwhile, such private market valuations have provided the catalysts as well as the support for current public real estate pricing. Although private pricing is itself occurring at historically low expected initial returns/yields, public market investors have taken comfort in the notion that the private bid for assets and/or companies provides at worst a floor for premium pricing in the public markets and at best a higher bid. Ignoring the private market bid and the huge wave of private capital to be placed in the asset class, public REIT pricing is extended versus all traditional measures—comparisons to fixed income alternatives, comparisons to equity alternatives, and comparisons to historic REIT metrics. In a report dated April 28, 2006, Merrill Lynch noted that REIT dividend yields compared to (i) the 10 year Treasury rate, (ii) the U.S. Corporate BBB bond yield, (iii) the S&P 500 dividend yield, and (iv) the S&P utility dividend yield, all reflected near record low comparisons over the past 12+ years. Relative to equities, Merrill noted that REIT Adjusted Funds From Operations (“AFFO’’) multiples were also close to a record month end high and an all-time premium to S&P earnings multiples.
Historic Comparisons—December 1993 to April 2006

	Average		April 30, 2006
Avg. REIT AFFO Multiple	12.46	x	21.9	x

Avg, REIT AFFO Multiple vs. S&P 500 Multiple	.73	x	1.47	x

Avg. REIT Dividend	6.55%		4.19%

Avg. REIT Dividend vs. 10 Yr. Treasury	+111	bps	–90	bps

Avg. REIT Dividend vs. US Corp. BBB Yield	–75	bps	–232	bps

Avg. REIT Dividend vs. S&P 500 Dvd. Yield	474	bps	234	bps
Source: Merrill Lynch
Since its peak on March 17, 2006 through the end of the semi-annual period on April 30th, the RMS Index has retreated –5.35%. Nevertheless, the group continues to trade at lofty levels. Indeed, it remains uncertain whether pricing and return requirements in the private market will adjust to an elevated yield curve that raises both financing rates and alternative yield options. A significant amount of capital continues to try to enter the real estate asset class and advisory firms have not been in the habit of returning capital after it has been raised. Additionally, operating fundamentals continue to improve at the best pace in five to six years and commodity price increases push building replacement costs higher. Yet we believe that public market participants have become somewhat complacent about the inevitability of the private market bid. With Corporate BBB-rated long term obligations yielding nearly 6%, some private market participants may reanalyze their interest, particularly in the lowest yielding property types such as apartments which have traded as low as a 4-4.50% first year return, thereby requiring 8% compounded annual growth for over five years to reach today’s less risky BBB yield.

Alpine Realty Income & Growth Fund

Given current strong operating fundamentals but lofty pricing, we will continue to construct the Fund portfolio with a mix of income and growth opportunities. It continues to be our belief that rising rates will put a cap on any significant further appreciation, particularly for those sectors trading at the lowest capitalization rates as well as those entities without prospects for healthy dividend growth. As stated in earlier reports, we believe lodging and select office companies should continue to benefit from positive supply/demand imbalances and maintain less negative correlation with any rise in interest rates in the short term. Additionally, we will continue to monitor the impact on the consumer from rising oil prices, interest rates, and international tensions. We look forward to reporting to you after the end of the fiscal year.
Sincerely,
Robert W. Gadsden
Portfolio Manager

Because the Fund concentrates its investments in the real estate industry, the portfolio will experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Securities rated “BBB’’ by S&P rating agency represent obligations which are subject to moderate credit risks.

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.
Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 1.00% of the net amount of your redemption if you redeem your shares less than 60 days “after purchase.’’
The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The S&P/Citigroup World (ex. U.S.) Property Index is a market weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P/Citigroup World (ex. U.S.) Property Index, the GPR General Property Securities Global Index, the MSCI EAFE Index and the Lipper Real Estate Funds Average, are unmanaged and do not reflect fees associated with a mutual fund, such as investment advisor fees. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/06 (Unaudited)

						Since Inception
	6 Months(1)	1 Year	3 Year	5 Year	10 Year	(2/1/1989)

Alpine International Real Estate Equity Fund	26.60%	35.76%	39.66%	25.02%	12.30%	9.30%

S&P/Citigroup World (ex U.S.) Property Index	26.51%	36.99%	40.88%	21.70%	9.10%	7.31%

GPR General Property Securities Global Index	20.74%	28.09%	31.03%	20.23%	9.26%	7.07%

MSCI EAFE Index	21.60%	30.58%	26.21%	6.88%	4.79%	4.43%

Lipper Real Estate Funds Average	16.20%	26.70%	28.49%	20.66%	11.43%	11.43%

Lipper Real Estate Fund Rank	N/A (1)	6/243	4/165	7/128	34/35	3/3

(1)	Not annualized. The NASD does not recognize rankings for less than one year.

Alpine International Real Estate Equity Fund

Commentary

Trend of outperformance
We are pleased to report that for the six months ended April 30, 2006, the Alpine International Real Estate Equity Fund produced a total return of 26.60%, exceeding both the S&P Citigroup World ex U.S. Property Index and the GPR General Property Securities Global Index. We should point out that this performance continues the five-year trend of outperformance versus the Lipper Fund Average, which has been most prominent during the past three years as international stock markets in general have outperformed the domestic equity market. Subsequent to the end of the semi-annual period, global equity markets saw significant reversals during the month of May through early June, enabling the Fund to do a little “bottom fishing’’. Even though many of the Fund’s holdings saw depreciation of value during this period, it was in fact emerging markets equities, among which we have relatively limited exposure, that suffered the greatest losses. Many stocks which we believed were expensive six to twelve months ago, became even more so as momentum oriented international and emerging market funds bid their share prices higher. Now, many of these stocks have pulled back by 30% to 50% providing attractive entry points for investors more closely attuned to underlying real estate values.
A commonality among this Fund’s holdings is Alpine’s equal emphasis on small and mid-size companies along with larger ones. At this stage of the business/real estate cycle, we are focused on both undervalued stocks and companies with strong growth prospects.
This emphasis is evident in our five largest holdings as follows:
(1) JM is the leading builder of high-end condominiums in Stockholm, and active throughout Sweden as well as other Scandinavian markets. The company’s combination of financial discipline and risk management has enhanced their ability to grow market share. JM shares remain one of the cheapest builders in Europe.
(2) Orient-Express Hotels is a leading luxury boutique hotel chain. See its description among the top holdings of the Alpine U.S. Real Estate Equity Fund.
(3) Far East Consortium is a developer/operator of hotels in Hong Kong, of residential communities in Shanghai, as well as hotels and service apartments on the Cotai Strip in Macaw. The company is also developing the Las Vegas Sands’ convention center and retail mall in Cotai.
(4) Sino Land is a major residential developer in Hong Kong. Sino has also retained a major retail/office/hotel complex along the Kowloon waterfront which might one day form the core of a REIT.
(5) Citycon is the dominant Finnish shopping center owner in the process of expanding throughout the Baltic region. If and when REITs are adopted by Finland, Citycon will be ready.
Property type distribution was consistent with recent trends in the portfolio. Residential property continues to be the key area of our focus. However, exposure to this segment declined from 44% to 41% as continued cyclical outperformance of other property types is less likely over the next few years. Lodging

Alpine International Real Estate Equity Fund

stocks on the other hand were expanded from roughly 16% to about 19% of the portfolio. In both cases, we expect this trend to continue to evolve. Retail holdings of 18% and office exposure of 12% were stable, but we expect them to shift over time.
Geographic diversification
There were few dramatic changes in the portfolio overall, although the Asian portion of the portfolio declined to 26.7% (down roughly 3%), primarily reflecting a 3.7% reduction in exposure to Hong Kong which in itself was still relatively heavily weighted at 9.6%. Europe was reduced from 45.1% to 38.3% of the portfolio, with notable reductions in Sweden (-3%) and France (-1.8%). The United Kingdom continued to be a large portion of the portfolio at 14.7% in comparison with 12.6% last October. The Fund’s North and South American exposure increased from 24% to over 28%, reflecting notably the Fund’s adding 2.4% to its weighting in Bermuda-based Orient Express Hotels, an American listed global portfolio of boutique luxury hotels, which generate 70% of its revenues from abroad. Over one-third of the U.S. weighting of 15.5% represents large global hotel companies, such as Hilton, Marriott and Starwood, which we believe are going to significantly increase their international exposure over the next two to three years. It is worth noting that the Fund’s cash position grew from approximately 1% last October to over 7% as of April, which reflected our caution with regard to market valuations. Subsequent to the quarter, we took advantage of falling share prices and put a significant amount of the cash position to work.
The calendar year-to-date has seen significant increase in the number of initial offerings of real estate companies in both Europe and Asia. This includes REITs, real estate operating companies, real estate management companies and real estate developers. We expect that many of these companies will fully justify their valuations and provide meaningful growth opportunities. However, there are a number of companies which we suspect will not meet investor expectations. Caveat Emptor is key to assessing the business plan, assets and capacities of such companies.
A review of the performance of different country’s real estate markets and real estate securities sectors over the past six months, reveals that the greatest strength was in markets where growth could be perceived as sustainable over the next few years. Indonesia was particularly strong, up over 45% during this period. We have returned into that market with small initial investments for the first time in almost a decade. The sector was depressed for nearly eight years, showing an initial stock recovery in 2004 but little fundamental improvement until the past year. Shanghai was up over 42% in part reflecting the perceived dynamic growth potential of China. However, we should caution that the Price to Earnings multiples for many China based property developers expanded from a range of 5 to 8 times to roughly 12 to 20 times, which may be excessive. Germany and Japan also performed well, rising over 36% and greater 34%, respectively. In both cases, these countries have experienced 10 year plus periods of languid growth and thus the market seems to be betting that a broad-based global economic recovery will lift these countries economies and thus their depressed real estate markets to higher levels over the next three to five years. Rounding out the top five, the U.K. property sector surged over 31% in anticipation of the creation of REIT statutes which will be adopted at the beginning of 2007.
Economic growth
The recent pullback in the market hit some of these countries harder than others. However, it is central to focus on the underlying theme of economic growth as a broad driver of real estate rents and values. We believe this trend plus the addition of REITs as another avenue for investors to participate in real estate capital markets and for companies to tap real estate investment demand should continue to drive the performance of real estate stocks abroad for a considerable period of time to come.
Amid this period of continual evolution of the international public real estate securities markets, we look forward to providing an updated overview in our annual report.
Sincerely,
Samuel A. Lieber
Portfolio Manager

The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds.
Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells, and is calculated by dividing current price of the stock by the company’s trailing 12 months’ earnings per share.

Alpine Mutual Funds — U.S. Real Estate Equity Fund

Schedule of Portfolio Investments
April 30, 2006 (Unaudited)

Shares/	Security
Par Value	Description	Value
Real Estate Investment Trusts—21.7%
Lodging—13.8%
1,289,500	DiamondRock Hospitality Company (Cost $13,147,180, Acquired— Various Dates) (c)	$18,452,745
750,000	DiamondRock Hospitality Company	10,732,500
983,000	Highland Hospitality Corporation	12,680,700
550,000	Sunstone Hotel Investors, Inc.	15,807,000

		57,672,945

Mortgage & Finance—2.9%
325,600	Deerfield Triarc Capital Corp.	4,343,504
146,800	Impac Mortgage Holdings, Inc.	1,394,600
568,000	MortgageIT Holdings Inc.	6,520,640

		12,258,744

Retail—5.0%
63,000	Alexander’ s, Inc. (a)	17,592,750
103,700	TheMills Corp.	3,309,067

		20,901,817

	Total Real Estate Investment Trusts	90,833,506

Common Stocks—88.8%
Diversified—3.9%
926,000	Cendant Corporation	16,140,180

Homebuilders—55.1%
228,966	Brookfield Homes Corporation	10,669,816
291,628	Comstock Homebuilding Companies, Inc. Class A (a)	2,717,973
207,666	D.R. Horton, Inc.	6,234,133
859,000	Fleetwood Enterprises, Inc. (a)	8,074,600
500,100	Hovnanian Enterprises, Inc.— Class A (a)	19,888,977
350,000	KB HOME	21,549,500
450,800	Lennar Corporation—Class A	24,762,444
341,333	M.D.C.Holdings, Inc.	19,722,221

Shares/	Security
Par Value	Description	Value
Common Stocks—continued
300,200	Meritage Homes Corporation (a)	$19,687,116
245,200	Orleans Homebuilders, Inc.	5,080,544
570,000	Pulte Homes, Inc.	21,289,500
690,000	Standard Pacific Corp.	21,879,900
1,219,175	Technical Olympic USA, Inc.	25,602,675
739,600	Toll Brothers, Inc. (a)	23,778,140

		230,937,539

Lodging—21.9%
525,675	Great Wolf Resorts, Inc. (a)	5,756,141
956,200	Hilton Hotels Corporation	25,760,028
1,516,360	Interstate Hotels & Resorts, Inc. (a)	8,567,434
725,300	Orient-Express Hotels Ltd.—
	Class A (b)	29,737,300
380,200	Starwood Hotels & Resorts
	Worldwide, Inc.	21,815,876

		91,636,779

Retirement Community—4.3%
490,000	Sunrise Senior Living, Inc.(a)	18,228,000

Transportation—3.6%
267,500	Florida East Coast Industries, Inc.	14,953,250

	Total Common Stocks	$371,895,748

Short-Term Investments—0.0%
150	Fidelity Institutional Government Portfolio	150

	Total Short-Term Investments	150

	Total Investments (Cost $426,595,044)—110.5%	462,729,404
	Liabilities, less Other Assets— (10.5)%	(43,847,425)

	TOTAL NET ASSETS—100.0%	$418,881,979

(a)	Non-income producing securities

(b)	Foreign security which trades on U.S. exchange

(c)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
See notes to financial statements.

Alpine Mutual Funds — Realty Income & Growth Fund

Schedule of Portfolio Investments
April 30, 2006 (Unaudited)

Shares/	Security
Par Value	Description	Value
Real Estate Investment Trusts—82.3%
Apartments—11.8%
136,900	Apartment Investment & Management Company— Class A	$6,118,061
227,500	Archstone Smith Trust	11,120,200
218,000	BRE Properties, Inc.	11,745,840
431,700	Equity Residential	19,370,379
69,000	Essex Property Trust, Inc.	7,527,900
106,900	Home Properties, Inc.	5,347,138
94,300	Mid-America Apartment Communities, Inc.	4,997,900
116,700	Post Properties, Inc.	5,098,623
631,000	United Dominion Realty Trust, Inc.	17,156,890

		88,482,931

Diversified—5.0%
752,400	Crombie Real Estate Investment Trust (b)	7,368,883
315,900	Vornado Realty Trust	30,212,676

		37,581,559

Health Care—4.3%
148,700	Health Care REIT, Inc.	5,174,760
511,000	Omega Healthcare Investors, Inc.	6,535,690
219,300	Senior Housing Properties Trust	3,765,381
586,300	Sunrise Senior Living Real Estate Investment Trust (b)	6,423,840
80,700	Universal Health Realty Income Trust	2,595,312
235,600	Ventas, Inc.	7,697,052

		32,192,035

Lodging—13.1%
1,494,600	DiamondRock Hospitality Company	21,387,726
677,000	FelCor Lodging Trust,Inc.	14,657,050
96,350	Hospitality PropertiesTrust	4,152,685
1,224,738	Host Hotels & Resorts Inc.	25,743,993
501,700	Innkeepers USA Trust	8,037,234
292,100	Strategic Hotels & Resorts, Inc.	6,624,828
611,200	Sunstone Hotel Investors, Inc.	17,565,888

		98,169,404

Mortgage & Finance—3.9%
627,600	iStar Financial Inc.	24,011,976
246,300	Newcastle Investment Corporation	5,519,583

		29,531,559

Net Lease—2.8%
522,200	Entertainment Properties Trust	21,342,314

Office—Industrial Buildings—19.2%
263,300	Alexandria Real Estate Equities, Inc.	23,854,980
273,900	AMB Property Corporation	13,692,261
326,600	Boston Properties, Inc.	28,828,982
316,916	Brandywine Realty Trust	8,971,892

Shares/	Security
Par Value	Description	Value
Real Estate Investment Trusts—continued
Office—Industrial Buildings—continued
475,883	Equity Office PropertiesTrust	$15,371,021
46,600	Mack-Cali Realty Corporation	2,107,252
303,200	Maguire Properties, Inc.	10,296,672
364,800	ProLogis	18,320,256
554,500	Reckson Associates Realty Corporation	22,557,060

		144,000,376

Retail Centers—22.2%
415,900	CBL & Associates Properties, Inc.	16,631,841
476,726	Developers Diversified Realty Corporation	25,361,823
555,200	General Growth Properties,Inc.	26,066,640
414,000	Kimco Realty Corporation	15,371,820
305,500	The Macerich Company	22,368,710
600,080	The Mills Corp.	19,148,553
85,200	Ramco-Gershenson Properties Trust	2,302,956
398,200	Simon Property Group, Inc.	32,604,616
164,500	Taubman Centers, Inc.	6,767,530

		166,624,489

	Total Real Estate Investment Trusts	617,924,667

Common Stocks—9.2%
Homebuilders—1.1%
86,500	Hovnanian Enterprises, Inc.— Class A (a)	3,440,105
165,400	Standard Pacific Corp.	5,244,834

		8,684,939

Lodging—8.1%
46,500	Four Seasons Hotels, Inc.	2,511,930
441,300	Hilton Hotels Corporation	11,888,622
170,400	Marriott International, Inc.— Class A	12,451,128
586,800	Starwood Hotels & Resorts Worldwide, Inc.	33,670,584

		60,522,264

	Total Common Stocks	69,207,203

Preferred Stocks—2.1%
Apartments—0.1%
37,700	Apartment Investment & Management Co., Series T, 8.000%	948,532

Health Care—0.1%
38,400	Omega Healthcare Investors, Inc., Series D, 8.375%	986,880

Lodging—0.7%
171,400	FelCor Lodging Trust, Inc. Series C, 8.000%	4,202,728
26,400	Winston Hotels, Inc., Series B, 8.000%	652,080

		4,854,808

See notes to financial statements.

Alpine Mutual Funds — Realty Income & Growth Fund

Schedule of Portfolio Investments—Continued
April 30, 2006 (Unaudited)

Shares/	Security
Par Value	Description	Value
Preferred Stocks—continued
Mortgage & Finance—0.3%
29,700	Anthracite Capital, Inc., Series C, 9.375%	$758,835
57,100	Novastar Financial, Inc. Series C, 8.900%	1,376,110

		2,134,945

Office—Industrial Buildings—0.9%
36,700	Digital Realty Trust, Inc. Series A, 8.500%	928,143
278,000	Prime Group Realty Trust, Series B, 9.000%	5,504,400

		6,432,543

	Total Preferred Stocks	15,357,708

Shares/	Security
Par Value	Description	Value
Short-Term Investments—6.5%
26,798,000	Alpine Municipal Money Market	$26,798,000
21,862,261	Fidelity Institutional Government Portfolio	21,862,261
461,676	Federated Government Obligations Fund	461,676

	Total Short Term Investments	49,121,937

	Total Investments (Cost $590,722,540)—100.1%	751,611,515
	Liabilities, less Other Assets— (0.1)%	(630,902)

	TOTAL NET ASSETS—100.0%	$750,980,613

(a)	Non-income producing securities

(b)	Foreign security
See notes to financial statements.

Alpine Mutual Funds – International Real Estate Equity Fund

Schedule of Portfolio Investments
April 30, 2006 (Unaudited)

Shares/	Security
Par Value	Description	Value
Common Stocks—93.2%
Asia—26.7%
Australia—0.3%
250,000	Mirvac Group	$803,437
70,000	Westfield Group	900,381

		1,703,818

Hong Kong— 9.6%
30,000,000	Far East Consortium International Limited	13,349,155
4,800,000	The Hongkong & Shanghai	5,571,821
1,675,000	Hysan Development Company Limited	4,817,626
400,000	Kowloon Development Company Limited	701,637
17,756,000	Midland Holdings Limited	10,305,547
8,201,600	New World China Land Limited	3,940,381
7,000,000	Pacific Century Premium Developments Limited	2,211,961
1,822,000	Shangri-La Asia Limited	3,231,205
10,000,000	Silver Grant International Industries Ltd.	3,159,945
8,000,000	Sino Land Company Limited	13,310,461

		60,599,739

Indonesia—0.1%
650,000	PT Jakarta International Hotels & Development Tbk (a)	50,313
15,000,000	PT Kawasan Industri Jababeka Tbk	264,656
4,125,000	PT Summarecon Agung Tbk	586,938

		901,907

Japan—5.6%
200,000	Daiwa House Industry Co., Ltd.	3,409,300
166,700	Diamond City Co., Ltd.	7,920,318
100,000	GOLDCREST Co., Ltd.	4,970,799
1,200,000	HASEKO Corporation (a)	4,552,760
296	Japan Retail Fund Investment Corporation	2,453,994
435	K.K. DaVinci Advisors (a)	485,180
390	Kenedix Realty Investment Corporation	2,096,166
200,000	Mitsui Fudosan Co., Ltd.	4,478,988
80,000	The Sankei Building Co., Ltd.	675,186
23,692	Sekisui House, Ltd.	366,829
68,600	Tachihi Enterprise Co., Ltd.	3,488,289

		34,897,809

Malaysia—0.7%
1,000,000	Eastern & Oriental Berhad	339,310
1,150,700	KLCC Property Holdings Berhad	666,613
3,203,800	Landmarks Berhad	981,026
2,000,000	SP Setia Berhad	2,063,448
500,000	Sunway City Berhad	235,862

		4,286,259

Philippines—0.1%
13,625,000	SM Development Corporation	436,842

Shares/	Security
Par Value	Description	Value
Common Stocks—continued
Asia—continued
Singapore—5.7%
4,795,425	Ascendas Real Estate Investment Trust	$6,916,041
8,235,000	Capitacommercial Trust	9,480,486
695,000	City Developments Limited	4,440,192
2,695,000	Fortune Real Estate Investment Trust	2,207,221
14,816,600	Macquarie MEAG Prime REIT	9,137,950
1,197,000	Raffles Holdings Limited	526,229
3,575,000	Suntec Real Estate Investment Trust	2,894,554

		35,602,673

Thailand—4.6%
7,035,000	Amata Corporation Public Company Limited	4,011,431
1,965,000	Amata Corporation Public Company Limited	1,120,464
3,000,000	Asian Property Development Public Company Limited	319,744
9,342,300	Central Pattana Public Company Limited	4,928,791
10,000,000	CPN Retail Growth Property Fund (a)	2,877,698
178,600	Dusit Thani Public Company Limited	214,149
16,307,700	The Erawan Group Public Company Limited	2,042,264
3,930,000	Lalin Property Public Company Limited	586,411
3,176,000	Land and Houses Public Company Limited	715,087
2,000,000	Land and Houses Public Company Limited	450,306
11,760,000	Land and Houses Public Company Limited	2,647,802
5,000,000	M.K. Real Estate Development Public Company Limited	362,377
2,500,000	Major Cineplex Group Public Company Limited	1,165,734
13,666,666	Minor International Public Company Limited	4,224,176
3,797,400	Power Line Engineering Public Company Limited	839,819
20,179,100	Quality House Public Company Limited	655,969
4,040,000	Saha Pathana Inter-Holding Public Company Limited	1,883,826

		29,046,048

	Total Asia	167,475,095

Europe—38.3%
Finland—2.8%
2,713,200	Citycon Oyj	12,699,299
469,000	Sponda Oyj	5,029,395

		17,728,694

See notes to financial statements.

Alpine Mutual Funds – International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2006 (Unaudited)

Shares/	Security
Par Value	Description	Value
Common Stocks—continued
Europe—continued
France—7.8%
98,000	Accor SA	$6,168,273
17,345	Affine	2,354,581
165,000	Club Méditerranée SA (a)	9,794,169
9,750,000	Euro Disney S.C.A. (a)	1,107,060
81,270	Kaufman & Broad S.A. (a)	4,818,947
126,636	Nexity	8,850,972
55,919	Pierre & Vacances	5,375,741
64,350	Société Immobiliére de Location pour l’Industrie et le Commerce	7,420,254
18,426	Unibail	3,210,323

		49,100,320

Greece—1.0%
75,000	Eurobank Properties Real Estate Investment Company (a)	1,542,314
761,380	Technical Olympic S.A.	4,725,966

		6,268,280

Guernsey—0.9%
141,000	Eurocastle Investment Limited (a)	5,407,751

Italy—0.8%
675,790	Risanamento S.p.A.	4,876,765

Netherlands— 0.3%
775,000	Engel East Europe N.V.	2,225,874

Norway—2.4%
1,090,263	Block Watne Gruppen ASA (a)	6,490,082
72,281	Home Invest ASA (a)	0
840,000	NorGani Hotels ASA (a)	8,447,414

		14,937,496

Spain—3.9%
296,000	Fadesa Inmobiliaria SA	10,926,726
328,892	Inmobiliaria Urbis SA	7,987,448
300,000	NH Hoteles, S.A.	5,408,509

		24,322,683

Sweden—3.7%
296,273	JM AB	19,042,699
241,200	Skanska AB—Class B	4,178,908

		23,221,607

United Kingdom—14.7%
100,000	Barratt Developments plc	1,808,965
100,000	Bellway p.l.c.	2,188,264
674,000	Brixton plc	5,985,594
1,845,000	Dawnay Day Carpathian PLC (a)	3,583,145
8,250,000	Dawnay, Day Treveria PLC (a)	12,125,618
110,000	Derwent Valley Holdings plc	3,161,311
142,791	Grainger Trust plc	1,393,070
250,000	Hammerson plc	5,306,539
317,500	Helical Bar plc	2,200,117
220,000	Land Securities Group plc	7,437,908
520,500	Millennium & Copthorne Hotels plc	4,057,656

Shares/	Security
Par Value	Description	Value
Common Stocks—continued
Europe—continued
United Kingdom—continued
1,400,000	The Ottoman Fund Limited (a)	$2,974,215
120,000	Persimmon plc	2,866,625
200,000	Redrow plc	1,938,437
5,049,227	Regus Group Plc (a)	10,703,757
660,000	Shaftesbury plc	6,354,718
295,000	Slough Estates plc	3,292,243
125,000	St. Modwen Properties Plc	1,112,367
5,700,000	Trinity Capital Plc (a)	10,602,137
170,059	Unite Group plc	1,252,851
60,000	Wilson Bowden plc	1,714,505

		92,060,042

	Total Europe	240,149,512

North & South America—28.2%
Argentina—0.9%
8	IRSA Inversiones y Representaciones S.A. (a)	10
437,121	IRSA Inversiones y Representaciones S.A.— GDR (a)	5,818,081

		5,818,091

Bermuda—2.8%
423,400	Orient-Express Hotels Ltd.— Class A	17,359,400

Brazil—1.3%
747,400	Company SA (a)	5,880,358
15,000	Cyrela Brazil Realty S.A.—GDR (Acquired 09/21/2005, Cost $980,550) (b)	2,546,324

		8,426,682

Canada—2.8%
150,100	ClubLink Corporation	1,343,858
390,000	Crombie Real Estate Investment Trust	3,819,597
1,053,900	Killam Properties (a)	2,733,608
237,700	Mainstreet Equity Corp. (a)	1,620,030
300,000	Mainstreet Equity Corp. (a)	2,044,631
300,000	Parkbridge Lifestyles Communities, Inc. (a)	1,495,908
250,000	Sunrise Senior Living Real Estate Investment Trust	2,739,144
150,000	Sunrise Senior Living Real Estate Investment Trust	1,643,486

		17,440,262

Mexico—4.9%
2,611,300	Corporacion GEO, S.A. de C.V. (a)	9,789,278
199,900	Desarrolladora Homex S.A. de C.V.—ADR (a)	7,660,168
1,399,583	Empresas ICA S.A. de C.V. (a)	4,360,300
8,900,600	Impulosra del Desarrollo Empleo en America Latina, S.A. de C.V. (a)	8,749,811

		30,559,557

See notes to financial statements.

Alpine Mutual Funds – International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2006 (Unaudited)

Shares/	Security
Par Value	Description	Value
Common Stocks—continued
North & South America—continued
United States—15.5%
12,000	Alexander’s, Inc. (a)	$3,351,000
131,666	D.R. Horton, Inc.	3,952,613
400,000	Hilton Hotels Corporation	10,776,000
122,378	Host Hotels & Resorts Inc.	2,572,386
215,000	Hovnanian Enterprises, Inc.— Class A (a)	8,550,550
120,000	KB HOME	7,388,400
170,000	Lennar Corporation—Class A	9,338,100
76,000	M.D.C. Holdings, Inc.	4,391,280
98,400	Marriott International, Inc.— Class A	7,190,088
205,700	The Mills Corp.	6,563,887
240,600	Pulte Homes, Inc.	8,986,410
263,200	Standard Pacific Corp.	8,346,072
219,900	Starwood Hotels & Resorts Worldwide, Inc.	12,617,862
110,000	Toll Brothers, Inc. (a)	3,536,500

		97,561,148

	Total North & South America	177,165,140

	Total Common Stocks	584,789,747

Rights—0.2%
296,273	JM AB	1,019,904

	Total Rights	1,019,904

Shares/	Security
Par Value	Description	Value
Warrants—0.2%
300,000	City Developments Limited (a) Expiration May 2006 Exercise Price 2.50 SPD (Acquired 6/2001—5/2001, Cost $287,435)	$1,413,751
375,000	Major Cineplex Group Public Company Limited (a) Expiration February 2007 Exercise Price 13.00 TB (Acquired 4/2003—5/2003, Cost $0)	43,965

	Total Warrants	1,457,716

Short-Term Investments—11.4%
41,780,000	Alpine Municipal Money Market	41,780,000
16,921,440	Fidelity Institutional Government Portfolio	16,921,440
13,100,524	Federated Government Obligations Fund	13,100,524

	Total Short-Term Investments	71,801,964

	Total Investments (Cost $525,746,616)—105.0%	659,069,331
	Liabilities, less Other Assets— (5.0)%	(31,539,482)

	TOTAL NET ASSETS—100.0%	$627,529,849

(a)	Non-income producing securities

(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
ADR—American Depository Receipt
GDR—Global Depository Receipt
SPD—Singapore Dollars
TB—Tahi Baht
See notes to financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2006
(Unaudited)

		Realty	International
	U.S. Real Estate	Income & Growth	Real Estate
	Equity Fund	Fund	Equity Fund
ASSETS:
Investments, at value (1)	$462,729,404	$751,611,515	$659,069,331
Cash	—	—	—
Dividends receivable	94,361	1,099,900	1,350,099
Interest receivable	272	187,286	197,983
Receivable for capital shares issued	572,014	1,956,175	4,018,097
Receivable for investment securities sold	27,033,742	656,799	3,919,424
Prepaid expenses and other assets	34,647	7,418,643	41,573

Total assets	490,464,440	762,930,318	668,596,507

LIABILITIES:
Payable for investment securities purchased	—	10,285,638	40,161,713
Payable for capital shares redeemed	1,471,622	703,238	216,409
Accrued expenses and other liabilities:
Investment advisory fees	360,845	615,216	485,874
Loans	68,549,000	—	—
Other	1,200,994	345,613	202,662

Total liabilities	71,582,461	11,949,705	41,066,658

Net Assets	$418,881,979	$750,980,613	$627,529,849

Net assets represented by
Capital Stock	$337,243,327	$558,416,117	$485,820,451
Accumulated undistributed net investment income (loss)	(166,278)	7,883,768	(2,054,786)
Accumulated net realized gains from investments, short sales and foreign currencies	45,670,570	23,789,334	10,647,530
Net unrealized appreciation on:
Investments	36,134,360	160,888,975	133,322,715
Foreign currency translation	—	2,419	(206,061)

Total Net Assets	$418,881,979	$750,980,613	$627,529,849

Net asset value
Class Y Shares
Net assets	$418,881,979	$750,980,613	$627,529,849
Shares of beneficial interest issued and outstanding	10,157,034	30,548,655	17,578,346
Net asset value, offering price and redemption price per share	$41.24	$24.58	$35.70

(1) Cost of Investments	$426,595,044	$590,722,540	$525,746,616
See notes to financial statements.

Alpine Mutual Funds

Statements of Operations
Six Months Ended April 30, 2006
(Unaudited)

		Realty	International
	U.S. Real Estate	Income & Growth	Real Estate
	Equity Fund	Fund	Equity Fund
INVESTMENT INCOME:
Interest income	$985	$734,804	$761,446
Dividend income*	4,503,102	14,852,827	3,796,740

Total investment income	4,504,087	15,587,631	4,558,186

EXPENSES:
Investment advisory fees	2,520,110	3,502,804	2,016,421
Administration fees	105,944	141,834	91,790
Fund accounting fees	60,383	81,191	52,444
Audit fees	10,815	11,290	12,379
Custodian fees	25,101	32,013	21,414
Interest expense	2,046,125	127,183	78,024
Legal fees	7,372	9,354	4,270
Registration and filing fees	35,412	26,742	30,280
Printing fees	70,670	72,073	21,880
Transfer agent fees	105,190	142,129	92,667
Trustee fees	3,336	3,486	3,570
Other fees	10,127	11,972	8,026
Dividends on short positions	—	52,991	—

Net expenses	5,000,585	4,215,062	2,433,165

Net investment income	(496,498)	11,372,569	2,125,021

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Long transactions	47,515,444	24,434,758	11,051,739
Short transactions	—	(425,639)	—
Foreign currencies	—	—	(694,105)

Net realized gain	47,515,444	24,009,119	10,357,634

Change in unrealized appreciation/depreciation on:
Investments	(661,484)	63,806,547	77,505,331
Foreign currency translation	—	2,749	(173,019)

Net change in unrealized appreciation/depreciation	(661,484)	63,809,296	77,332,312

Net realized/unrealized gain on investments	46,853,960	87,818,415	87,689,946

Change in net assets resulting from operations	$46,357,462	$99,190,984	$89,814,967

* Net of foreign taxes withheld	$—	$46,071	$315,646

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	U.S. Real Estate Equity Fund
	Six Months Ended	Year Ended
	April 30, 2006	October 31, 2005
	(Unaudited)
OPERATIONS:
Net investment income (loss)	$(496,498)	$875,759
Net realized gain (loss) on long transactions	47,515,444	20,145,675
Change in unrealized appreciation/depreciation on investments	(661,484)	2,763,436

Change in net assets resulting from operations	46,357,462	23,784,870

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class B Shareholders
From net investment income	—	(2,468)
From net realized gains on investments	—	(178,870)
Distributions to Class Y Shareholders:
From net investment income	(323,489)	(622,756)
From net realized gains on investments	(20,329,092)	(18,224,728)

Change in net assets resulting from distributions to shareholders	(20,652,581)	(19,028,822)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	81,650,392	778,174,270
Dividends reinvested	19,264,323	17,393,229
Redemption Fees	1,626	852
Cost of shares redeemed	(264,387,524)	(462,995,950)

Change in net assets from capital share transactions	(163,471,183)	332,572,401

Total change in net assets	(137,766,302)	337,328,449

NET ASSETS:
Beginning of period	556,648,281	219,319,832

End of period*	$418,881,979	$556,648,281

* Including accumulated undistributed (overdistributed) net investment income of:	$(166,278)	$653,709

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Realty Income & Growth Fund
	Six Months Ended	Year Ended
	April 30, 2006	October 31, 2005
	(Unaudited)
OPERATIONS:
Net investment income	$11,372,569	$20,262,641
Net realized gain (loss) on:
Long transactions	24,434,758	18,575,432
Short transactions	(425,639)	(32,315)
Change in unrealized appreciation/depreciation on investments	63,809,296	33,966,993

Change in net assets resulting from operations	99,190,984	72,772,751

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,896,535)	(22,632,068)
From net realized gains on investments	(8,681,262)	(7,702,088)

Change in net assets resulting from distributions to shareholders	(21,577,797)	(30,334,156)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	143,875,220	457,228,812
Dividends reinvested	19,972,658	27,699,449
Redemption Fees	3,225	—
Cost of shares redeemed	(131,707,460)	(280,321,048)

Change in net assets from capital share transactions	32,143,643	204,607,213

Total change in net assets	109,756,830	247,045,808

NET ASSETS:
Beginning of period	641,223,783	394,177,975

End of period*	$750,980,613	$641,223,783

* Including accumulated undistributed net investment income of:	$7,883,768	$9,415,324

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International
	Real Estate Equity Fund
	Six Months Ended	Year Ended
	April 30, 2006	October 31, 2005
	(Unaudited)
OPERATIONS:
Net investment income	$2,125,021	$3,138,275
Net realized gain (loss) on:
Long transactions	11,051,739	4,368,772
Short transactions	—	(83,656)
Options contracts expired or closed	—	241,371
Foreign currencies	(694,105)	(258,415)
Forward currency exchange contracts	—	(253,493)
Change in unrealized appreciation/depreciation on:
Investments	77,505,331	30,721,028
Foreign currency translation	(173,019)	(36,124)

Change in net assets resulting from operations	89,814,967	37,837,758

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,914,233)	(3,542,113)
From net realized gain on investments	(3,532,066)	(5,398,131)

Change in net assets resulting from distributions to shareholders	(7,446,299)	(8,940,244)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	298,417,685	330,885,764
Dividends reinvested	6,748,378	8,436,642
Redemption fees	37,587	164,178
Cost of shares redeemed	(50,789,856)	(172,724,083)

Change in net assets from capital share transactions	254,413,794	166,762,501

Total change in net assets	336,782,462	195,660,015

NET ASSETS:
Beginning of period	290,747,387	95,087,372

End of period*	627,529,849	290,747,387

* Including accumulated undistributed (overdistributed) net investment income of:	$(2,054,786)	$24,417

See notes to financial statements.

Alpine Mutual Funds — U.S. Real Estate Equity Fund

Financial Highlights
(For a share outstanding throughout each period)

	Six Months
	Ended		Year Ended								Period Ended		Year Ended
	April 30,		October 31,								October 31,		September 30,
	2006		2005		2004		2003		2002		2001 (a)		2001
	(Unaudited)
Net asset value per share, beginning of period	$39.45		$34.51		$29.21		$17.53		$13.54		$13.57		$13.54

Income from investment operations:
Net investment income	(0.04)		0.12		(0.05	)(b)	0.07	(c)	0.03		—		(0.04)
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	3.43		7.47		6.61		11.63		3.96		(0.03)		0.07

Total from investment operations	3.39		7.59		6.56		11.70		3.99		(0.03)		0.03

Less Distributions:
Net investment income	(0.03)		(0.09)		—		(0.02)		—		—		—
Net realized gains on investments	(1.57)		(2.56)		(1.26)		—		—		—		—

Total distributions	(1.60)		(2.65)		(1.26)		(0.02)		—		—		—

Net asset value per share, end of period	$41.24		$39.45		$34.51		$29.21		$17.53		$13.54		$13.57

Total return	8.56	%(d)	22.18%		23.12%		66.81%		29.47%		–0.22	%(d)	0.22%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$418,882		$556,648		$216,773		$107,753		$36,083		$19,314		$19,643
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.98	%(e)	1.19%		1.31%		1.67%		1.72%		2.46	%(e)	2.16%
After waivers and reimbursements	1.98	%(e)	1.19%		1.31%		1.67%		1.72%		2.23	%(e)	1.98%
Ratio of net investment income (loss) to average net assets	(0.20	)%(e)	0.16%		(0.17)%		0.32%		0.16%		(0.33	)%(e)	(0.25)%
Ratio of interest expense to average net assets	0.81%		0.01%		0.03%		0.05%		0.00%		0.03	%(e)	0.00%
Portfolio turnover	21%		34	%(f)	73	%(f)	86	%(f)	115	%(f)	10	%(f)	151	%(f)

(a)	For the period from October 1, 2001 to October 31, 2001.

(b)	Net Investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(c)	Net investment income is calculated using average shares outstanding during the period.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued. Class B shares were terminated on April 30, 2005.
See notes to financial statements.

Alpine Mutual Funds – Realty Income & Growth Fund

Financial Highlights
(For a share outstanding throughout each period)

	Six Months
	Ended
	April 30,		Year Ended October 31,
	2006		2005	2004	2003	2002	2001
	(Unaudited)
Net asset value per share, beginning of period	$21.92		$19.97	$16.67	$13.55	$11.92	$11.43

Income from investment operations:
Net investment income	0.37		1.06	0.71 (a)	0.77 (a)	0.76 (a)	0.59
Net realized/unrealized gains on investments	3.03		2.07	3.45	3.21	1.74	0.71

Total from investment operations	3.40		3.13	4.16	3.98	2.50	1.30

Less Distributions:
Net investment income	(0.44)		(0.84)	(0.82)	(0.81)	(0.81)	(0.81)
Net realized gains on investments	(0.30)		(0.34)	(0.04)	(0.05)	(0.06)	—

Total distributions	(0.74)		(1.18)	(0.86)	(0.86)	(0.87)	(0.81)

Net asset value per share, end of period	$24.58		$21.92	$19.97	$16.67	$13.55	$11.92

Total return	15.68	%(b)	15.92%	25.51%	30.45%	21.21%	11.44%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$750,981		$641,224	$394,153	$183,410	$49,650	$8,051
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.20	%(c)	1.18%	1.25%	1.38%	1.57%	2.59%
After waivers and reimbursements	1.20	%(c)	1.18%	1.25%	1.40%	1.46%	1.41%
Ratio of net investment income to average net assets	3.25	%(c)	3.47%	3.85%	4.98%	5.62%	4.68%
Ratio of interest expense to average net assets	0.04%		0.00%	0.01%	0.00%	0.00%	0.11%
Portfolio turnover	14%		34%	65%	45%	86%	149%

(a)	Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	Not annualized

(c)	Annualized
See notes to financial statements.

Alpine Mutual Funds – International Real Estate Equity Fund

Financial Highlights
(For a share outstanding throughout each period)

	Six Months
	Ended
	April 30,		Year Ended October 31,
	2006		2005	2004	2003	2002	2001
	(Unaudited)
Net asset value per share, beginning of period	$28.89		$24.28	$20.23	$13.81	$12.34	$12.73

Income from investment operations:
Net investment income	0.19		0.74	0.29 (a)	0.22 (a)	0.12 (a)	—
Net realized/unrealized gains on investments	7.36		5.71	4.30	6.42	1.60	(0.39)

Total from investment operations	7.55		6.45	4.59	6.64	1.72	(0.39)

Less Distributions:
Net investment income	(0.39)		(0.73)	(0.44)	(0.22)	(0.25)	—
Net realized gains on investments	(0.35)		(1.11)	(0.10)	—	—	—

Total distributions	(0.74)		(1.84)	(0.54)	(0.22)	(0.25)	—

Net asset value per share, end of period	$35.70		$28.89	$24.28	$20.23	$13.81	$12.34

Total return	26.60	%(b)	27.29%	23.25%	48.87%	14.03%	–3.06%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$627,530		$290,747	$87,621	$86,428	$31,457	$25,344
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.21	%(c)	1.18%	1.35%	1.52%	1.81%	2.14%
After waivers and reimbursements	1.21	%(c)	1.18%	1.35%	1.52%	1.81%	1.96%
Ratio of net investment income to average net assets	0.72	%(c)	1.22%	1.40%	1.36%	0.82%	0.00%
Ratio of interest expense to average net assets	0.04	%(c)	0.00%	0.00%	0.02%	0.00%	0.11%
Portfolio turnover	11%		10%	38%	51%	48%	49%

(a)	Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	Not annualized

(c)	Annualized
See notes to financial statements.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2006 (Unaudited)
1.	Organization:

Alpine Equity Trust (the “Equity Trust’’) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act’’), as an open-ended management investment company. The Alpine U.S. Real Estate Equity Fund, the Alpine Realty Income & Growth Fund and the Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust (individually referred to as a “Fund’’ and collectively, “the Funds’’). The Alpine U.S. Real Estate Equity Fund and the Alpine International Real Estate Equity Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Management & Research, LLC (the “Adviser’’) is a Delaware Corporation and serves as the investment manager to the Funds.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP’’), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ’’) National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

C. Short Sale Transactions:

The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when effecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security. Dividends on short-positions are recorded as an expense on the ex-dividend date.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2006 (Unaudited)
All short sales must be fully collateralized. Accordingly, the Funds maintain collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

D. Line of Credit:

Each Fund has a line of credit with Custodial Trust Company (“CTC’’). Loans in the aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the Investment Company Act of 1940, as amended. Interest expense incurred in connection with such loans during the six months ended April 30, 2006 was $2,046,125, $127,183, and $78,024 for the U.S. Real Estate Equity Fund, Realty Income & Growth, and International Real Estate Equity Fund, respectively. The average interest rate paid on outstanding borrowings was 5.57% for the six months ended April 30, 2006.

E. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

F. Dividends and Distributions:

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

G. Foreign Translation Transactions:

The U.S. Real Estate Equity Fund and the Realty Income & Growth Fund may invest up to 15% and 35%, respectively of the value of their total assets in foreign securities. The International Real Estate Equity Fund will, under normal market conditions, invest no less than 80% of its total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:
i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.
Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

H. Risk Associated With Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2006 (Unaudited)
to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Forward Currency Contracts:

A forward currency contract (“forward’’) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward contract is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:
U.S. Real Estate Equity Fund

	Six Months Ended		Year Ended
	April 30, 2006		October 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	1,984,826	$81,650,392	18,301,032	$778,163,995
Shares merged from Class B	—	—	28,092	1,108,527
Shares issued in reinvestment of dividends	463,307	19,264,323	449,652	17,262,155
Redemption fees	—	1,626	—	—
Shares redeemed	(6,400,287)	(264,387,524)	(10,950,183)	(461,046,868)

Total net change	(3,952,154)	$(163,471,183)	7,828,593	$335,487,809

Realty Income & Growth Fund

	Six Months Ended		Year Ended
	April 30, 2006		October 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	6,043,230	$143,875,220	21,136,828	$457,228,812
Shares issued in reinvestment of dividends	853,627	19,972,658	1,284,550	27,699,449
Redemption fees	—	3,225	—	—
Shares redeemed	(5,596,432)	(131,707,460)	(12,909,966)	(280,321,048)

Total net change	1,300,425	$32,143,643	9,511,412	$204,607,213

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2006 (Unaudited)
International Real Estate Equity Fund

	Six Months Ended		Year Ended
	April 30, 2006		October 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	8,922,498	$298,417,685	11,927,740	$330,885,764
Shares issued in reinvestment of dividends	224,198	6,748,378	322,625	8,436,642
Redemption fees	—	37,587	—	164,178
Shares redeemed	(1,633,651)	(50,789,856)	(6,100,900)	(172,724,083)

Total net change	7,513,045	$254,413,794	6,149,465	$166,762,501

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for six months ended April 30, 2006 are as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
U.S. Real Estate Equity Fund	$64,414,706	$245,762,107	—	—
Realty Income & Growth Fund	91,207,751	124,462,566	—	—
International Real Estate Equity Fund	253,214,852	43,237,415	—	—
5.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Management & Research, LLC (“Alpine’’) provides investment advisory services to the Funds. Pursuant to the investment adviser’s agreement with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds’ average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%
Alpine is entitled to an annual fee based on 1.00% of the Fund’s average daily net assets for the International Real Estate Equity Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed 1.50% of the Fund’s average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. No reimbursements or recoupments were made in the six months ended April 30, 2006, 2005, 2004, or 2003. Therefore, at April 30, 2006 there are no recoverable expenses eligible for recoupments. The expense limitation will remain in effect unless and until the Board of Trustees of the Equity Trust approve its modification or termination. At April 30, 2006, the Realty Income & Growth Fund and International Real Estate Equity Fund had $26,738,000 and $41,780,000, respectively, invested in the Alpine Municipal Money Market Fund.

6.	Concentration of Credit Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2006 (Unaudited)
7.	Federal Income Tax Information:

At October 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Realty	International
	U.S. Real Estate	Income &	Real Estate
	Equity Fund	Growth Fund	Equity Fund
Cost of Investments	$562,980,877	$542,222,172	$236,509,507

Gross unrealized appreciation	$82,674,362	$120,522,792	$65,832,646
Gross unrealized depreciation	(46,717,841)	(14,252,207)	(13,508,445)

Net unrealized appreciation/(depreciation)	$35,956,521	$106,270,585	$52,324,201

Undistributed ordinary income	$—	$—	$3,517,600
Undistributed long-term capital gain	19,977,250	8,681,054	3,531,971

Total distributable earnings	$19,977,250	$8,681,054	$7,049,571

Other accumulated gains/(losses)	$—	$(330)	$(33,042)

Total accumulated earnings/(losses)	$55,933,771	$114,951,309	$59,340,730

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes.
The tax character of distributions paid during the years ended October 31, 2004 and 2005 were as follows:

	2005	2004
U.S. Real Estate Equity Fund
Ordinary Income	$9,312,372	$2,969,130
Long-term capital gain	9,716,450	3,385,125

	$19,028,822	$6,354,255

Realty Income & Growth Fund
Ordinary Income	$23,517,517	$12,435,846
Long-term capital gain	6,816,639	467,474

	$30,334,156	$12,903,320

International Real Estate Fund
Ordinary Income	$5,949,219	$1,848,790
Long-term capital gain	2,991,025	441,396

	$8,940,244	$2,290,186

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
April 30, 2006
As a shareholder of the U.S. Real Estate Equity Fund or the Realty Income & Growth Fund, you will incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of International Real Estate Equity Fund, you will incur two types of costs: (1) redemption fees and (2) ongoing costs. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 11/1/05–4/30/06.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the International Real Estate Equity Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under GAAP. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Alpine U.S. Real Estate Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/05	4/30/06	11/1/05–4/30/06*
Actual(1)	$1.000.00	$1,085.60	$10.24
Hypothetical(2)	$1,000.00	$1,014.98	$9.89

(1)	Ending account values and expenses paid during period based on a 8.56% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2006
Alpine Realty Income & Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/05	4/30/06	11/1/05–4/30/06*
Actual(1)	$1,000.00	$1,156.80	$6.42
Hypothetical(2)	$1,000.00	$1,018.84	$6.01

(1)	Ending account values and expenses paid during period based on a 15.68% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Alpine International Real Estate Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/05	4/30/06	11/1/05–4/30/06*
Actual(1)	$1,000.00	$1,266.00	$6.80
Hypothetical(2)	$1,000.00	$1,018.79	$6.06

(1)	Ending account values and expenses paid during period based on a 26.60% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Investment Adviser and Advisory Contracts
On December 13, 2005, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator. The Board Members considered a variety of factors, including the following:
The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.
The Board Members also evaluated the investment performance of the Funds relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable).
The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.
The Board Members considered the Funds’ total expense ratios and contractual investment advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the U.S. Real Estate Equity Fund, the Realty Income & Growth Fund, and the International Real Estate Equity Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.
The Board Members considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Board Members, including all of the non-interested Trustees, believed to be the case.
Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2006
Tax Information
The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2005 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

U.S. Real Estate Equity Fund	9.02%
Realty Income & Growth Fund	9.70%
International Real Estate Equity Fund	35.98%
The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2005 as dividends qualifying for the dividends received deduction available to corporate shareholders.

U.S. Real Estate Equity Fund	7.30%
Realty Income & Growth Fund	5.40%
International Real Estate Equity Fund	0.80%

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2006
For the year ended October 31, 2005, the International Real Estate Equity Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source
	Income
	Earned	Foreign Taxes Paid
	(per share)	(per share)
Canada	0.0253	0.0038
Finland	0.0351	0.0053
France	0.0952	0.0142
Germany	00028	0.0004
Greece	0.0026	0.0000
Hong Kong	01017	00000
Italy	0.0061	0.0017
Japan	0.0149	0.0010
Netherlands	00179	00020
New Zealand	00021	00003
Norway	0.0070	0.0011
Philippines	00020	00005
Spain	0.0209	0.0031
Sweden	0.0474	0.0071
Thailand	0.0447	0.0046
Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30, 2005 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.
Availability of Quarterly Portfolio Schedule
Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, the Funds will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees	Sub-Custodian	Fund Counsel

Samuel A. Lieber	The Bank of New York	Blank Rome LLP
Laurence B. Ashkin	One Wall Street	The Chrysler Building
H. Guy Leibler	New York, NY 10286	405 Lexington Avenue
Jeffrey E. Wacksman		New York, NY 10174

Independent Registered
Custodian	Public Accounting Firm	Distributor

U.S. Bank, N.A.	Deloitte & Touche LLP	Quasar Distributors, LLC
1555 N. Rivercenter Drive	555 East Wells Street	615 East Michigan Street
Milwaukee, WI 53212	Milwaukee, WI 53202	Milwaukee, WI 53202

Investment Adviser	Transfer Agent & Administrator

Alpine Woods Capital Investors, LLC	U.S. Bancorp Fund Services, LLC
2500 Westchester Ave., Suite 215	615 East Michigan Street
Purchase, NY 10577	Milwaukee, WI 53202

Shareholder /Investor
Information

(888) 785-5578

w w w . a l p i n e f u n d s . c o m

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

1

Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpine Equity Trust

By (Signature and Title)*	/s/ Samuel A. Lieber Samuel A. Lieber, President

Date	06/30/2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Samuel A. Lieber Samuel A. Lieber, President

Date	06/30/2006

By (Signature and Title)*	/s/ Sheldon Flamm Sheldon Flamm, Treasurer

Date	06/30/2006

*	Print the name and title of each signing officer under his or her signature.

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